                                                                  EXHIBIT 23
                                                                  ----------

INDEPENDENT AUDITORS' CONSENT



We consent to the incorporation by reference in the Registration Statements of Franklin Electric Co., Inc. on Form S-8 (file numbers 33-35958, 33-35960, 33-35962, 33-38200, 333-01957, 333-01959 and 333-93121) of our report dated
January 28, 2000 appearing in this Annual Report on Form 10-K of Franklin Electric Co., Inc. for the year ended January 1, 2000.


 /s/ DELOITTE & TOUCHE LLP

Deloitte & Touche LLP
Chicago, Illinois
February 17, 2000